EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements, File No. 333-92975, File No. 333-37836, File No. 333-70138 and File No. 333-86033.




/s/ Arthur Andersen LLP

Austin, Texas
April 9, 2002